UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2010

AMERICAN PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 735-2200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
On December 14, 2010, American Pacific Corporation (the “Company”) entered into a settlement agreement (“Settlement Agreement”) with Golconda Capital Portfolio, L.P., Golconda Capital Management, LLC and William D. Summitt (the foregoing entities and individuals collectively, the “Golconda Group” and each individually, a “Member”) to settle a potential proxy contest in connection with the Company’s upcoming 2011 annual meeting of stockholders (the “2011 Annual Meeting”).
Golconda Capital Portfolio, L.P. and William D. Summitt previously sent a letter, dated October 26, 2010, notifying the Company of their intent to nominate William D. Summitt, Charlotte E. Sibley, Bart Weiner and David B. Lee (the “Original Four Nominees”) for election to the board of directors of the Company (the “Board”) at the 2011 Annual Meeting.
Pursuant to the Settlement Agreement, Golconda Capital Portfolio, L.P. and William D. Summitt have irrevocably withdrawn their nominations of the Original Four Nominees, and the Golconda Group will cease its solicitation efforts in support of such nominees. The Settlement Agreement provides for the Board to increase its size to twelve (12) directors and to elect Charlotte E. Sibley as a Class B director and Bart Weiner as a Class C director. Under the terms of the Settlement Agreement, the Board shall also nominate and recommend to the Company’s stockholders each of Ms. Sibley for re-election to the Board at the 2011 Annual Meeting and Mr. Weiner for re-election to the Board at the 2012 annual meeting of stockholders of the Company (the “2012 Annual Meeting”). Under the terms of the Settlement Agreement, and in furtherance of its recent public disclosures, the Company shall also include in its proxy statement for the 2011 Annual Meeting and the Board shall recommend the Company’s existing proposal to reduce the percentage of votes required to elect directors from 80% to a simple majority. The Settlement Agreement further provides that the Golconda Group shall vote for such proposal at the 2011 Annual Meeting and for all of the Company’s director nominees at each of the 2011 Annual Meeting and 2012 Annual Meeting.
Under the terms of the Settlement Agreement, the Company has agreed that the Company shall not increase the size of the Board beyond twelve (12) members without the approval of the Company’s stockholders. In accordance with the terms of the Settlement Agreement, the Company has also announced the current intention of the Board to reduce the size of the Board over time through the non-replacement of current directors who retire or are otherwise unable to serve.
The Settlement Agreement further provides for a standstill pursuant to which, until November 28, 2012, the Members will not acquire any voting securities of the Company which would result in the Golconda Group having an ownership or voting interest in more than 5% of the outstanding shares of the Company’s common stock. The standstill also restricts the Members from, among other things, engaging in proxy solicitations in an election contest, seeking to make a stockholder proposal except as otherwise expressly provided in the Settlement Agreement, seeking to call a meeting of stockholders or solicit consents from stockholders, seeking to obtain representation on the Board, except as otherwise expressly provided in the Settlement Agreement, and seeking to remove any director from the Board.
The Settlement Agreement further provides that the Company shall reimburse William D. Summitt, Golconda Capital Portfolio, L.P. and Golconda Capital Management, LLC for the reasonable, documented and actual out-of-pocket fees and expenses incurred by them through the date of the Settlement Agreement in connection with the nominations of the Original Four Nominees and the potential proxy solicitation and the negotiation of the Settlement Agreement and the preparation and filing of all required SEC filings thereunder, not to exceed $90,000 in the aggregate.
The description of the Settlement Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The discussion under Item 5.02(d) below is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of New Directors
On December 14, 2010, the Board elected, in accordance with, and furtherance of, the Settlement Agreement, each of Charlotte E. Sibley and Bart Weiner as directors of the Company. Prior to the election of each of Ms. Sibley and Mr. Weiner, the Board, in accordance with the terms of the Company’s Restated Certificate of Incorporation, as amended, and the Company’s Amended and Restated By-laws, adopted a resolution increasing to twelve (12) the number of directors which constitutes the whole Board. Following such action by the Board, two vacancies then existed on the Board, which Ms. Sibley and Mr. Weiner were elected to fill.
Ms. Sibley will serve as one of the Company’s Class B directors and Mr. Weiner will serve as one of the Company’s Class C directors, in each case for the remainder of the full term of such class and until such director’s successor has been duly elected and qualified. Class B directors are to stand for election at the 2011 Annual Meeting and Class C directors are to stand for election at the 2012 Annual Meeting.
Neither Ms. Sibley nor Mr. Weiner is, nor has been, an employee of the Company. The Board affirmatively determined that each of Ms. Sibley and Mr. Weiner qualified as “independent” under the independence requirements for directors pursuant to the rules of The NASDAQ Stock Market LLC.
As non-employee directors on the Board, each of Ms. Sibley and Mr. Weiner will receive the same standard cash compensation amounts paid to other non-employee directors for service on the Board, which amounts have been disclosed previously in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on January 20, 2010, under the headings “Director Compensation (Fiscal 2009)” and “Director Compensation Determinations and Considerations”, and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.
The Company and each of Ms. Sibley and Mr. Weiner will enter into the Company’s standard form of Indemnification Agreement between the Company and a director, the form of which agreement was filed by the Company as Exhibit 3.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2000.
There were no arrangements or understandings between either of Ms. Sibley and Mr. Weiner and any other person pursuant to which either was elected as a director, other than the Settlement Agreement, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, regarding either of Ms. Sibley and Mr. Weiner that are required to be disclosed by Item 404(a) of Regulation S-K.
The full text of the Settlement Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On December 14, 2010, the Company issued a press release announcing the signing of the Settlement Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities

Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated December 14, 2010, by and among American Pacific Corporation, Golconda Capital Portfolio, L.P., Golconda Capital Management, LLC and William D. Summitt

99.1	Press Release, dated December 14, 2010, announcing the Settlement Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation
Date: December 14, 2010	By:	/s/ JOSEPH CARLEONE
Joseph Carleone
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Settlement Agreement, dated December 14, 2010, by and among American Pacific Corporation, Golconda Capital Portfolio, L.P., Golconda Capital Management, LLC and William D. Summitt

99.1	Press Release, dated December 14, 2010, announcing the Settlement Agreement